EXHIBIT 99.1

    Accrued Interest Date:                             Collection Period Ending:
    25-May-05                                                         31-May-05

    Distribution Date:       BMW Vehicle Owner Trust 2003-A            Period #
    27-Jun-05                ------------------------------                  26

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

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    Balances
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                                                                                            Initial            Period End
          Receivables                                                                $1,643,640,298          $460,115,511
          Reserve Account                                                               $12,327,302            $8,218,201
          Yield Supplement Overcollateralization                                         $9,034,825            $2,661,258
          Class A-1 Notes                                                              $380,000,000                    $0
          Class A-2 Notes                                                              $455,000,000                    $0
          Class A-3 Notes                                                              $470,000,000          $127,848,780
          Class A-4 Notes                                                              $296,913,000          $296,913,000
          Class B Notes                                                                 $32,692,000           $32,692,000

    Current Collection Period
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          Beginning Receivables Outstanding                                            $490,046,381
          Calculation of Total Distribution Amount
                Regular Principal Distributable Amount
                      Receipts of Scheduled Principal                                   $17,906,874
                      Receipts of Pre-Paid Principal                                    $11,311,800
                      Liquidation Proceeds                                                 $432,359
                      Principal Balance Allocable to Gross Charge-offs                     $279,837
                Total Receipts of Principal                                             $29,930,870

                Interest Distribution Amount
                      Receipts of Interest                                               $2,191,748
                      Servicer Advances                                                          $0
                      Reimbursement of Previous Servicer Advances                          ($64,245)
                      Accrued Interest on Purchased Receivables                                  $0
                      Recoveries                                                            $47,638
                      Net Investment Earnings                                               $18,873
                Total Receipts of Interest                                               $2,194,015

                Release from Reserve Account                                                     $0

          Total Distribution Amount                                                     $31,845,048

          Ending Receivables Outstanding                                               $460,115,511

    Servicer Advance Amounts
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          Beginning Period Unreimbursed Previous Servicer Advance                          $268,354
          Current Period Servicer Advance                                                        $0
          Current Reimbursement of Previous Servicer Advance                               ($64,245)
          Ending Period Unreimbursed Previous Servicer Advances                            $204,109

    Collection Account
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          Deposits to Collection Account                                                $31,845,048
          Withdrawals from Collection Account
                Servicing Fees                                                             $408,372
                Class A Noteholder Interest Distribution                                   $880,784
                First Priority Principal Distribution                                            $0
                Class B Noteholder Interest Distribution                                    $79,823
                Regular Principal Distribution                                          $29,754,753
                Reserve Account Deposit                                                          $0
                Unpaid Trustee Fees                                                              $0
                Excess Funds Released to Depositor                                         $721,316
          Total Distributions from Collection Account                                   $31,845,048



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    Excess Funds Released to the Depositor
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                Release from Reserve Account                               $357,610
                Release from Collection Account                            $721,316
          Total Excess Funds Released to the Depositor                   $1,078,927

    Note Distribution Account
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          Amount Deposited from the Collection Account                  $30,715,360
          Amount Deposited from the Reserve Account                              $0
          Amount Paid to Noteholders                                    $30,715,360

    Distributions
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          Monthly Principal Distributable Amount                    Current Payment      Ending Balance      Per $1,000      Factor
          Class A-1 Notes                                                        $0                  $0           $0.00       0.00%
          Class A-2 Notes                                                        $0                  $0           $0.00       0.00%
          Class A-3 Notes                                               $29,754,753        $127,848,780          $63.31      27.20%
          Class A-4 Notes                                                        $0        $296,913,000           $0.00     100.00%
          Class B Notes                                                          $0         $32,692,000           $0.00     100.00%

          Interest Distributable Amount                             Current Payment          Per $1,000
          Class A-1 Notes                                                        $0               $0.00
          Class A-2 Notes                                                        $0               $0.00
          Class A-3 Notes                                                  $254,792               $0.54
          Class A-4 Notes                                                  $625,992               $2.11
          Class B Notes                                                     $79,823               $2.44



    Carryover Shortfalls
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                                                                            Prior
                                                                      Period Carryover     Current Payment      Per $1,000
          Class A-1 Interest Carryover Shortfall                                 $0                  $0              $0
          Class A-2 Interest Carryover Shortfall                                 $0                  $0              $0
          Class A-3 Interest Carryover Shortfall                                 $0                  $0              $0
          Class A-4 Interest Carryover Shortfall                                 $0                  $0              $0
          Class B Interest Carryover Shortfall                                   $0                  $0              $0


    Receivables Data
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                                                                   Beginning Period       Ending Period
          Number of Contracts                                                35,609              34,530
          Weighted Average Remaining Term                                     29.11               28.17
          Weighted Average Annual Percentage Rate                             5.17%               5.16%

          Delinquencies Aging Profile End of Period                   Dollar Amount          Percentage
                Current                                                $410,867,317              89.30%
                1-29 days                                               $40,015,192               8.70%
                30-59 days                                               $6,793,623               1.48%
                60-89 days                                               $1,096,510               0.24%
                90-119 days                                                $356,731               0.08%
                120+ days                                                  $986,137               0.21%
                Total                                                  $460,115,511             100.00%
                Delinquent Receivables +30 days past due                 $9,233,001               2.01%



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          Write-offs
                Gross Principal Write-Offs for Current Period              $279,837
                Recoveries for Current Period                               $47,638
                Net Write-Offs for Current Period                          $232,198

                Cumulative Realized Losses                               $6,759,176


          Repossessions                                               Dollar Amount               Units
                Beginning Period Repossessed Receivables Balance         $1,167,436                  62
                Ending Period Repossessed Receivables Balance              $959,259                  55
                Principal Balance of 90+ Day Repossessed Vehicles          $136,381                   8



    Yield Supplement Overcollateralization
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          Beginning Period Required Amount                               $2,837,375
          Beginning Period Amount                                        $2,837,375
          Ending Period Required Amount                                  $2,661,258
          Current Period Release                                           $176,117
          Ending Period Amount                                           $2,661,258
          Next Distribution Date Required Amount                         $2,490,716

    Reserve Account
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          Beginning Period Required Amount                               $8,575,812
          Beginning Period Amount                                        $8,575,812
          Net Investment Earnings                                           $18,873
          Current Period Deposit                                                 $0
          Current Period Release to Collection Account                           $0
          Current Period Release to Depositor                              $357,610
          Ending Period Required Amount                                  $8,218,201
          Ending Period Amount                                           $8,218,201

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